50 Jefferies 2017 Healthcare Conference Mark Frost, SVP and Cfo June 8, 2017 years of imaging innovation Exhibit 99.1

Safe Harbor Any statements about future expectations, plans, and prospects for the Company, including statements containing the words “believes,” “anticipates,” “plans,” “expects,” and similar expressions, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including risks relating to product development and commercialization, limited demand for the Company’s products, risks associated with competition, uncertainties associated with regulatory agency approvals, competitive pricing pressures, downturns in the economy, the risk of potential intellectual property litigation, acquisition related risks, and other factors discussed in our most recent quarterly or annual report filed with the Securities and Exchange Commission. In addition, the forward-looking statements included in this presentation represent the Company’s views as of the date of this document. While the Company anticipates that subsequent events and developments will cause the Company’s views to change, the Company specifically disclaims any obligation to update these forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s views as of any later date.

This presentation includes non-GAAP financial measures that are not in accordance with, nor an alternative to, generally accepted accounting principles and may be different from such non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Management uses non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income and non-GAAP diluted earnings per share to evaluate the Company's operating performance against past periods and to budget and allocate resources in future periods. These non-GAAP measures also assist management in understanding and evaluating the underlying baseline operating results and trends in the Company’s business. With respect to forwarding looking measures, we provide an outlook for our non-GAAP operating margins and earnings. We do not provide operating margin or earnings outlook on a GAAP basis. Many of the items that we exclude from our Non-GAAP operating margin and earnings calculations, such as amortization of intangibles, acquisition related costs, restructuring expenses, and one-time tax adjustments, are less capable of being controlled or reliably predicted by management. These items could cause our GAAP operating margins and earnings to vary materially from the corresponding Non-GAAP figures presented in our outlook statements. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. They are limited in value because they exclude charges that have a material effect on our reported results and, therefore, should not be relied upon as the sole financial measures to evaluate our financial results. The non-GAAP financial measures are meant to supplement, and to be viewed in conjunction with, GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures can be found in the appendix to this presentation and our Third Quarter FY2017 press release issued June 6, 2017 available at our website http://investor.analogic.com. Use of Non-GAAP Financial Measures

50 Years of Imaging Innovation Founded in 1967 Advancing image guidance technology for medical and security Global research, engineering, and operations Fiscal 2016 Highlights: $509 million revenue $3.54 Non-GAAP* EPS Operating cash of $33 million, Free cash flow** of $20 million 1,500 employees worldwide * Non-GAAP EPS figures exclude certain charges; please refer to the non-GAAP reconciliation table in the back of this presentation. . ** Free cash flow is defined as operating cash flow minus capital expenditures of $13M in FY16

Our Imaging Technology Drives Innovative Products Material Science Signal and image processing Precision A/D conversion Precision RF/Power Amplification Imaging & Guidance “Core Technologies” “Critical Imaging Chain” Mammo Ultrasound Probes High voltage power supplies High power amplifiers Pulsed RF power Selenium direct conversion detectors U/S probes that go inside body GPU based design Synthetic Aperture “Full Systems” MRI CT Data Management Systems Non-contact power Urology & Surgery Handheld Medical CT Security CT EMED & Anesthesia Intuitive User interface Real time Image guidance Min invasive procedure guidance Modular design CT Designed for reliability High performance, high reliability Threat detection 2D Transducer ASIC ultrasound

Our Business Segments Medical Imaging Ultrasound Security & Detection 57% of revenues* 32% of revenues* 11% of revenues* Increase content with OEMs Leverage common platforms Drive growth in emerging markets Focus in Urology and Surgery Expand into General Imaging with technology partner Exploit opportunities in EMED and Anesthesia Drive share in checked baggage Position CT for checkpoint adoption Enter RapidDNA market * Percent revenues as of the end of fiscal 2016

Moving to the Next Level of Performance Non-GAAP operating margin and non-GAAP EPS figures exclude certain charges; please refer to the non-GAAP reconciliation table in the back of this presentation. Inconsistent results in recent years requires renewed focus

ULTRASOUND

Focused Ultrasound Market Opportunities Global Ultrasound Market 2016 ($6.2 billion) 1 POC – Point of care 2 EMED: Emergency Medicine Revenue Growth Rate by Application (’15-’20) BK Ultrasound Markets ($700M) Partner Markets ($3B) Source: IHS May 2017 Technology Partnerships Focused Approach Served Market 2016 ($3.7 billion)

Ultrasound Portfolio Optimization Surgical Guidance bk5000 Urology bk3000 General Imaging Partnerships Point of Care Anesthesia/EMED bk3500 Upside opportunities

Ultrasound: Turnaround Opportunity Sales growth has not matched our pace of investment Focus on optimizing portfolio and improving operating profit in FY18 and future Balance sheet clean-up actions resulting in non-cash charges FY17 estimates are based on mid-point of range Non-GAAP operating margin and non-GAAP EPS figures exclude certain charges; please refer to the non-GAAP reconciliation table in the back of this presentation. Non-GAAP Op. Margin High single-digit revenue declines in FY17 Negative low double-digit non-GAAP op margins in FY17

Medical Imaging

Guidance in Medical Imaging Computed Tomography Digital Mammography Magnetic Resonance

Increasing Value with Full Systems Data Acquisition Subsystem Detection Management Subsystem Power & Data Management CT Imaging engine Image Reconfiguration GE OPTIMA NM/CT 640 Accuray TomoTherapy Anke 16-Slice CT

Qinghai Xinjiang Inner Mongolia Tibet Guizhou Zhejiang Fujian Gansu Ningxia Shanxi Shanxi Hebei Heilongjiang Jilin Liaoning Shandong Jiangsu Henan Anhui Hubei Hunan Jiangxi Yunnan Sichuan Chongqing Guangxi Guangdong Ruggedized CT Gantry Progressing Beijing > 185 systems installed

Magnetic Resonance Power Sub-systems RF Amplifier Gradient Amplifier Enabled 3T wide bore systems Common platforms and modular design Design wins with new market entrants

Digital Mammography Detector Sub-Systems Analogic Enables Best Detection Superior Se Based Technology Premium 3D tomo performance Lower dose with best image quality Fastest Image acquisition US installed base of 2D is ~ 11,000 systems, more than 5000 are 7+ years Replacement cycle is moving to 3D

Medical Imaging: Solid Profitability OEM sourcing decisions effect short term revenue growth in FY17 and FY18 Margin improvement driven by product/customer mix and cost initiatives FY17 estimates are based on mid-point of range Non-GAAP operating margin and non-GAAP EPS figures exclude certain charges; please refer to the non-GAAP reconciliation table in the back of this presentation. Mid-single digit revenue declines High-teens non-GAAP operating margins

Security and Detection

Checked Baggage Opportunities with Leading OEMs North America Replacement Demand 1800 sockets TSA extended EDS life from 10 to 15 years to prepare for next gen purchases Canada completing purchases of high-speed EDS systems Europe and Middle East Increasing Momentum 2000 sockets Early adoption underway EU standard 3 being implemented Middle East expanding hubs Asia-Pacific Major Hub First Adopters 2700 sockets China and India growth markets Major hubs follow US/EU Souce: Market Reports, Customer and Analogic Estimates Medium Speed High Speed HI-SCAN 10080 XCT High Speed

Checkpoint CT Under Evaluation ConnectCT accepted into TSA laboratory for formal certification testing; International certification testing in early 2017 Commercial trials with CT in Europe validated a 2X operational improvement with over 1.3 million bags scanned while improving detection ConnectCT can dramatically reduce passenger wait times while providing best-in-class security

Upside in Rapid DNA DNA profile generated in under 84 minutes vs. weeks in federal labs Significant market opportunity for law enforcement and government agencies FBI NDIS (National DNA Index System) approval achieved for domestic 4-color version Evaluation currently underway for new global standard using 6-color version RapidDNA legislation passed in the Senate and House, pending sign-off by President Next steps – FBI implementation

Security and Detection: Strong Op. Leverage Revenue growth driven by international high speed tenders and upside with Checkpoint CT and RapidDNA FY17 estimates are based on mid-point of range Non-GAAP operating margin and non-GAAP EPS figures exclude certain charges; please refer to the non-GAAP reconciliation table in the back of this presentation. High teens revenue growth Low-teens non-GAAP operating margins

Financial Outlook

Financial Outlook Fiscal 2017 - Expect low to mid-single digit revenue declines with non-GAAP operating margin between 8.5% and 9.5% resulting in non-GAAP diluted EPS of between $2.40 and $2.70 FY17 estimates are based on mid-point of range Non-GAAP operating margin and non-GAAP EPS figures exclude certain charges; please refer to the non-GAAP reconciliation table in the back of this presentation.

Strong Balance Sheet and Consistent Cash Flows 1 As of July 31, 2015 Includes $12MM tax refund $159M1 of cash/investments with no long term debt - YTD operating cash flow of $54M, Free cash flow of $46M Capital allocation through ongoing investment, M&A and share re-purchase $15 million share repurchase program in place 1 As of January 31, 2017 Includes $15MM settlement for BK matter . * Free cash flow is defined as operating cash flow minus capital expenditures of $31M in FY12, $24M in FY13, $11 in FY14, $10 in FY15, and $13M in FY16

Strategic Options for Improved Value Creation Board of Directors has directed that all strategic options be considered to accelerate the pace of value creation for our shareholders Update to these options, as well as an update to FY18 guidance, will be given on or before the Q4 FY17 earnings call 1 As of July 31, 2015

Thank You

Appendix

Q3 FY17 Financial Highlights Revenue and Profitability In-Line * Non-GAAP operating margin/income figures exclude certain charges; please refer to the non-GAAP reconciliation table in the back of this presentation and in Analogic’s Q3 FY 2017 earnings release available at http://investor.analogic.com. Revenue $122M, down 5% on lower Medical Imaging and Ultrasound partially offset by Security GAAP Gross Margin 43% GAAP Operating Margin -53%, Non-GAAP* Operating Margin of 10% GAAP EPS ($4.78), down $5.18 Includes $73.1 million, ($5.29) per share, non-cash asset impairment charges Includes $2.1 million, ($0.11) per share, restructuring charges Includes $2.1 million, $0.11 per share, favorable contingent consideration adjustment Non-GAAP* EPS $0.79, roughly flat Non-GAAP EPS $0.55 $1.18 $0.80 $1.02 $0.43 $0.99 $0.79 GAAP EPS $0.11 $(0.24) $0.40 $0.70 $0.20 $0.59 $(4.78)

FY16 FY17 Revenue $M and Non-GAAP* Operating Margin Trend Non-GAAP Operating Margin* Non-GAAP OM 16% 21% 18% 20% 12% 20% 21% GAAP OM 10% 16% 14% 17% 10% 17% 18% 10% 9% 19% 16% 18% 15% 17% 2% -2% 14% 11% 17% 9% 14% FY17 FY16 -5% 7% -5% 4% -11% -2% -14% -13% -23% -13% -2% -16% -11% -228% Q3 FY17 Operating Performance by Segment Medical Imaging revenue down 5% on lower CT, MRI and Mammography; non-GAAP op margin is up 3pts. Ultrasound down 7%. Continued delays in general imaging and lower EMEA distribution offset by growth in Asia/China; non-GAAP op margin down 9 pts. Security & Detection revenue up 2% driven by high speed demand; non-GAAP op margin down 2 pts. on higher ConneCT R&D spend * Non-GAAP operating margin/income figures exclude certain charges; please refer to the non-GAAP reconciliation table in the back of this presentation and in Analogic’s Q3 FY 2017 earnings release available at http://investor.analogic.com.

Working Capital and Cash Flow (Amounts may not foot due to rounding to millions) Operating cash flow of $13M in Q3, Cap Ex at $2M resulting in Free cash flow of $11M YTD operating cash flow of $53M and Free cash flow of $46M Accounts receivables up sequentially on timing of shipments Inventory flat *Free cash flow is defined as operating cash flow minus capital expenditures

FY 2017 Outlook FY17 – Expect mid-single digit revenue declines with non-GAAP operating margin between 8.5% - 9.5%; non-GAAP diluted EPS of between $2.40 and $2.70 Ultrasound: High-single digits revenue declines with negative low double digit op margin Restructuring actions will disrupt FY17 with longer term benefit General imaging product delays impact FY17 forecast Oncura Vet revenue is lower due to underperforming expectations Direct Ultrasound growth driven primarily by Urology and Surgery in Europe/China/Asia Medical Imaging: Mid single digit revenue declines with continued high teens operating margins Sourcing decisions by significant OEM in CT to effect revenue growth in FY17 and FY18 Soft MRI and Mammo flat Security and Detection: High teens revenue growth with low-teens operating margin Solid growth for the year despite a soft Q4

Non-Gaap Reconciliation